Exhibit 10.25

Federated Investment
Management Companies
Federated Kaufmann Fund
140 East 45th Street
43rd Floor
New York, N.Y. 10017

212-922-0123 Phone www.federatedinvestors.com

October 19, 2009

Threshold Pharmaceuticals, Inc.

1300 Seaport Boulevard

Redwood City, CA 94063

Fax: (650) 474-2529

Attn: Joel A. Fernandes, Senior Director, Finance and Controller

Re:	Board Designee

Dear Mr. Fernandes:

Reference is made to that certain Securities Purchase Agreement (the “SPA”), dated September 29, 2009, by and among Threshold Pharmaceuticals, Inc. (the “Company”), Federated Kaufmann Fund, and the other investors that are signatories thereto. The Company is hereby instructed that Federated Kaufmann Fund has no intention, whether now or in the future, to exercise its right to designate a nominee to the Board of Directors of the Company pursuant to Section 4.7 of the SPA. Federated Kaufmann Fund hereby waives, now and forever, its rights under Section 4.7 of the SPA.

Very truly yours,

FEDERATED KAUFMANN FUND

By:	/s/ Hans P. Utsch
Name:	Hans P. Utsch
Title:	Vice President, Federated Global Investment Management, as attorney in fact for Federated Kaufmann Fund, a portfolio of Federated Equity Funds